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                                                                   EXHIBIT 23.2

                        CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 20, 1998, in the Registration Statement (Form S-1 No. 333- ) and related Prospectus of Paradigm4, Inc. for the registration of shares of its common stock.


                                                   /s/ Ernst & Young LLP

New York, New York
April 18, 2000